                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re:Beyond.com Corporation                                                              CASE NO.  02-50441
                                                                                                    ----------

                                                                                          CHAPTER 11
                                                                                          MONTHLY OPERATING REPORT
                                                                                         (GENERAL BUSINESS CASE)

-------------------------------------------------------------------------

                                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:    May-02                                                                    PETITION DATE:  01/24/02
              ------------                                                                                ----------

 1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
     Report on the Accrual Basis of accounting (or if checked here ____________ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                             END OF CURRENT     END OF PRIOR     AS OF PETITION
2.   ASSET AND LIABILITY STRUCTURE                                               MONTH             MONTH             FILING
                                                                                 -----             -----             ------
     a.  Current Assets                                                       $22,736,854       $25,238,010
                                                                              -----------       -----------
     b.  Total Assets                                                         $27,796,995       $30,299,772
                                                                              -----------       -----------        -----------
     c.  Current Liabilities                                                  $16,095,969       $18,005,543
                                                                              -----------       -----------
     d.  Total Liabilities                                                    $56,964,328       $58,873,902
                                                                              -----------       -----------        -----------

                                                                                                                   CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                    CURRENT MONTH      PRIOR MONTH       (CASE TO DATE)
                                                                             -------------      -----------       --------------
     a.  Total Receipts                                                        $1,302,195        $3,265,980        $10,744,167
                                                                              -----------       -----------        -----------
     b.  Total Disbursements                                                   $1,419,853        $3,589,322        $10,628,149
                                                                              -----------       -----------        -----------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a minus b)         ($117,658)        ($323,342)          $116,018
                                                                              -----------       -----------        -----------
     d.  Cash Balance Beginning of Month                                       $5,413,766        $5,737,108         $5,180,090
                                                                              -----------       -----------        -----------
     e.  Cash Balance End of Month (c + d)                                     $5,296,108        $5,413,766         $5,296,108
                                                                              -----------       -----------        -----------

                                                                                                                   CUMULATIVE
                                                                             CURRENT MONTH      PRIOR MONTH       (CASE TO DATE)
                                                                             -------------      -----------       --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                             ($583,203)      ($1,312,266)       ($4,949,159)
                                                                              -----------       -----------        -----------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                               $2,790,177        $2,072,467
                                                                              -----------       -----------
6.   POST-PETITION LIABILITIES                                                $16,095,969       $18,005,543
                                                                              -----------       -----------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                            $0                $0
                                                                              -----------       -----------

AT THE END OF THIS REPORTING MONTH:                                                                 YES                NO
                                                                                                    ---                --
8.   Have any payments been made on pre-petition debt, other than payments in the normal            X
     course to secured creditors or lessors? (if yes, attach listing including date of          -----------        -----------
     payment, amount of payment and name of payee)
9.   Have any payments been made to professionals?  (if yes, attach listing including date of                          X
     payment, amount of payment and name of payee)                                              -----------        -----------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                  X
                                                                                                -----------        -----------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,          X
     attach listing including date of payment, amount and reason for payment,                   -----------        -----------
     and name of payee)

12.  Is the estate insured for replacement cost of assets and for general liability?                X
                                                                                                -----------        -----------
13.  Are a plan and disclosure statement on file?                                                                      X
                                                                                                -----------        -----------
14.  Was there any post-petition borrowing during this reporting period?                                               X
                                                                                                -----------        -----------
15.  Check if paid: Post-petition taxes   X  ;    U.S. Trustee Quarterly Fees
                                                                                  ---------
     Check if filing is current for: Post-petition tax reporting and tax returns:     X
                                                                                  ---------
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      ----------------                ------------------------------------------
                                                          Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED  5/31/2002
                                              -----------

                                                                 FROM SCHEDULES       MARKET VALUE
                                                                 --------------       ------------
      ASSETS

         CURRENT ASSETS

    1      Cash and cash equivalents - unrestricted                                    $2,996,108
                                                                                      -----------
    2      Cash and cash equivalents - restricted                                      $2,300,000
                                                                                      -----------
    3      Accounts receivable (net)                                   A               $2,790,177
                                                                                      -----------
    4      Inventory                                                   B                 $716,628
                                                                                      -----------
    5      Prepaid expenses                                                            $1,350,306
                                                                                      -----------
    6      Professional retainers                                                              $0
                                                                                      -----------
    7      Other:   Deposits                                                           $1,377,996
                    ---------------------------------------                           -----------
    8               Deferred Cost of Goods Sold                                       $11,205,640
           ------------------------------------------------                           -----------

                                                                                      -----------
    9    TOTAL CURRENT ASSETS                                                         $22,736,854
                                                                                      -----------

         PROPERTY AND EQUIPMENT (MARKET VALUE)

   10      Real property                                               C                       $0
                                                                                      -----------
   11      Machinery and equipment                                     D               $4,050,125
                                                                                      -----------
   12      Furniture and fixtures                                      D                  $70,804
                                                                                      -----------
   13      Office equipment                                            D                  $76,450
                                                                                      -----------
   14      Leasehold improvements                                      D                  $67,000
                                                                                      -----------
   15      Vehicles                                                    D                  $14,100
                                                                                      -----------
   16      Other - Computer Software                                   D                       $0
                                                                                      -----------
   17                                                                  D
           ------------------------------------------------                           -----------
   18                                                                  D
           ------------------------------------------------                           -----------
   19                                                                  D
           ------------------------------------------------                           -----------
   20                                                                  D
           ------------------------------------------------                           -----------

                                                                                      -----------
   21    TOTAL PROPERTY AND EQUIPMENT                                                  $4,278,479
                                                                                      -----------

         OTHER ASSETS
   22      Loans to shareholders                                                               $0
                                                                                      -----------
   23      Loans to affiliates                                                                 $0
                                                                                      -----------
   24      Non-current deposits                                                          $781,661
           ------------------------------------------------                           -----------
   25
           ------------------------------------------------                           -----------
   26
           ------------------------------------------------                           -----------
   27
           ------------------------------------------------                           -----------

                                                                                      -----------
   28    TOTAL OTHER ASSETS                                                              $781,661
                                                                                      -----------

                                                                                      -----------
   29    TOTAL ASSETS                                                                 $27,796,995
                                                                                      ===========

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

      LIABILITIES FROM SCHEDULES

      POST-PETITION

         CURRENT LIABILITIES

   30      Salaries and wages                                                                     $0
                                                                                       -------------
   31      Payroll taxes                                                                          $0
                                                                                       -------------
   32      Real and personal property taxes                                                       $0
                                                                                       -------------
   33      Income taxes                                                                           $0
                                                                                       -------------
   34      Sales taxes                                                                        $2,659
                                                                                       -------------
   35      Notes payable (short term)                                                             $0
                                                                                       -------------
   36      Accounts payable (trade)                                    A                  $3,103,571
                                                                                       -------------
   37      Real property lease arrearage                                                    $100,828
                                                                                       -------------
   38      Personal property lease arrearage                                                      $0
                                                                                       -------------
   39      Accrued professional fees                                                              $0
                                                                                       -------------
   40      Current portion of long-term post-petition debt (due within 12 months)                 $0
                                                                                       -------------
   41      Other:   Accrued employee expenses                                               $328,299
                    -------------------------------------------------                  --------------
   42      Accrued interest expense                                                         $471,075
           ----------------------------------------------------------                  --------------
   43      Deferred revenue                                                              $12,089,537
           ----------------------------------------------------------                  --------------

                                                                                       -------------
   44    TOTAL CURRENT LIABILITIES                                                       $16,095,969
                                                                                       -------------

                                                                                       -------------
   45      Long-Term Post-Petition Debt, Net of Current Portion                                   $0
                                                                                       -------------

                                                                                       -------------
   46    TOTAL POST-PETITION LIABILITIES                                                 $16,095,969
                                                                                       -------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   47      Secured claims                                              F                          $0
                                                                                       -------------
   48      Priority unsecured claims                                   F                          $0
                                                                                       -------------
   49      General unsecured claims                                    F                 $40,868,359
                                                                                       -------------

                                                                                       -------------
   50    TOTAL PRE-PETITION LIABILITIES                                                  $40,868,359
                                                                                       -------------

                                                                                       -------------
   51    TOTAL LIABILITIES                                                               $56,964,328
                                                                                       -------------

      EQUITY (DEFICIT)

   52      Retained Earnings/(Deficit) at time of filing                               ($319,081,002)
                                                                                       -------------
   53      Capital Stock                                                                $303,488,282
                                                                                       -------------
   54      Additional paid-in capital                                                             $0
                                                                                       -------------
   55      Cumulative profit/(loss) since filing of case                                 ($4,949,159)
                                                                                       -------------
   56      Post-petition contributions/(distributions) or (draws)                                 $0
                                                                                       -------------
   57
           ------------------------------------------------                            -------------
   58      Market value adjustment                                                       ($8,625,454)
                                                                                       -------------

                                                                                       -------------
   59    TOTAL EQUITY (DEFICIT)                                                         ($29,167,333)
                                                                                       -------------

                                                                                       -------------
   60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                          $27,796,995
                                                                                       =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                             ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE           PAST DUE
                                                           [PRE AND POST PETITION]      [POST PETITION]       POST PETITION DEBT
                                                           -----------------------      ---------------       ------------------
RECEIVABLES AND PAYABLES AGINGS
     0 -30 Days                                                   $1,450,259              $3,103,571
                                                                  ----------              ----------
     31-60 Days                                                      $61,501
                                                                  ----------              ----------
     61-90 Days                                                      $96,720                                             $0
                                                                  ----------              ----------             -----------
     91+ Days                                                     $1,542,162
                                                                  ----------              ----------
     Total accounts receivable/payable                            $3,150,642              $3,103,571
                                                                  ----------              ==========
     Allowance for doubtful accounts                                $360,465
                                                                  ----------
     Accounts receivable (net)                                    $2,790,177
                                                                  ==========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                            COST OF GOODS SOLD
----------------------------------                            ------------------
                                            INVENTORY(IES)
                                             BALANCE AT
                                            END OF MONTH
                                            ------------
                                                              Inventory Beginning of Month                              $716,628
                                                                                                                      ----------
                                                              Add -
                                                                                                                      ----------
    Retail/Restaurants -                                        Net purchase                                          $1,753,285
                                                                                                                      ----------
      Product for resale                                        Direct labor
                                             ---------                                                                ----------
                                                                Manufacturing overhead
                                                                                                                      ----------
    Distribution -                                              Freight in
                                                                                                                      ----------
      Products for resale                    $716,628           Other:
                                             --------                                                                 ----------
                                                              Deferred COGS                                           $2,950,234
                                                              --------------------------------------------            ----------
    Manufacturer -                                            Misc Charges (i.e. fulfillment costs, credit card fees)     $2,426
                                                              --------------------------------------------            ----------
      Raw Materials
                                             ---------
      Work-in-progress                                        Less -
                                             ---------
      Finished goods                                            Inventory End of Month                                  $716,628
                                             ---------                                                                ----------
                                                                Shrinkage
                                                                                                                      ----------
    Other - Explain                                             Personal Use
                                             ---------                                                                ----------
    --------------------------
                                                              COST OF GOODS SOLD                                      $4,705,945
    --------------------------                                                                                        ==========
    TOTAL                                    $716,628
                                             ========

    METHOD OF INVENTORY CONTROL                               Inventory Valuation Methods

    Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
    Yes      x        No
             --------         --
                                                              Valuation methods -
    How often do you take a complete physical inventory?          FIFO cost
                                                                                                          ---
      Weekly                                                      LIFO cost
                     ---------                                                                            ---
      Monthly                                                     Lower of cost or market
                     ---------                                                                            ---
      Quarterly                                                   Retail method
                     ---------                                                                            ---
      Semi-annually                                               Other                                   x
                     ---------                                                                            ---
      Annually       x                                             Explain
                     ---------

Date of last physical inventory was    11/30/2001 0:00         Perpetual
                                 ----------------------        --------------------------------------------

                                                               --------------------------------------------
Date of next physical inventory is
                                 ----------------------        --------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


DESCRIPTION                                                                         COST           MARKET VALUE
-----------                                                                         ----           ------------
     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------
     TOTAL                                                                                $0                $0
                                                                                 ===========        ==========


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                         COST           MARKET VALUE
-----------                                                                         ----           ------------
MACHINERY & EQUIPMENT -

     Computers, Laptops, Servers, Dataports, Routers                             $11,436,212        $4,050,125
     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------
     TOTAL                                                                       $11,436,212        $4,050,125
                                                                                 ===========        ==========

FURNITURE & FIXTURES -

     Cubicles, Workstations, Chairs, Tables                                       $1,237,837           $70,804
     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------
     TOTAL                                                                        $1,237,837           $70,804
                                                                                 ===========        ==========

OFFICE EQUIPMENT -

     Phone Systems, Fax Machines                                                    $399,374           $76,450
     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------
     TOTAL                                                                          $399,374           $76,450
                                                                                 ===========        ==========

LEASEHOLD IMPROVEMENTS -

     Security Systems, Repairs, Sign, Electrical Services                           $939,792           $67,000
     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------
     TOTAL                                                                          $939,792           $67,000
                                                                                 ===========        ==========

VEHICLES -

     Ford Van                                                                        $29,006           $14,100
     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------
     TOTAL                                                                           $29,006           $14,100
                                                                                 ===========        ==========

COMPUTER SOFTWARE - OTHER -

     Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                           $4,416,137                $0
     -----------------------------------------------------------                 -----------        ----------
     Construction in Progress  - Enterprise License Maint Agreement, SAP          $3,098,668                $0
     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------

     -----------------------------------------------------------                 -----------        ----------
     TOTAL                                                                        $7,514,805                $0
                                                                                 ===========        ==========

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                  (AS OF END OF THE CURRENT REPORTING PERIOD)

                                            0-30 DAYS      31-60 DAYS      61-90 DAYS         91+ DAYS           TOTAL
                                            ---------      ----------      ----------         --------           -----
TAXES PAYABLE

FEDERAL

       Income Tax Withholding                     $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       FICA - Employee                            $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       FICA - Employer                            $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Unemployment (FUTA)                        $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Income                                     $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Other (Attach List)                        $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
TOTAL FEDERAL TAXES                               $0              $0              $0               $0               $0
                                            ---------      ----------      ----------        ---------       ---------
STATE AND LOCAL

       Income Tax Withholding                     $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Unemployment (UT)                          $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Disability Insurance (DI)                  $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Empl. Training Tax (ETT)                   $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Sales                                  $2,659                                                            $2,659
                                            ---------      ----------      ----------        ---------       ---------
       Excise                                     $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Real property                              $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Personal property                          $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Income                                     $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
       Other (Attach List)                        $0                                                                $0
                                            ---------      ----------      ----------        ---------       ---------
TOTAL STATE & LOCAL TAXES                     $2,659              $0              $0               $0           $2,659
                                            ---------      ----------      ----------        ---------       ---------
TOTAL TAXES                                   $2,659              $0              $0               $0           $2,659
                                            =========      ==========      ==========        =========       =========


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                CLAIMED         ALLOWED
                                                                           AMOUNT          AMOUNT(b)
                                                                         -----------      -----------
       Secured claims(a)                                                          $0               $0
                                                                         -----------      -----------
       Priority claims other than taxes                                           $0               $0
                                                                         -----------      -----------
       Priority tax claims                                                        $0               $0
                                                                         -----------      -----------
       General unsecured claims                                          $40,868,359      $40,868,359
                                                                         -----------      -----------

       (a)  List total amount of claims even it under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                         ACCOUNT 1        ACCOUNT 2       ACCOUNT 3          ACCOUNT 4
                                         ---------        ---------       ---------          ---------
Bank                                   Merrill Lynch    Merrill Lynch    ABN Amro - Euro   ABN Amro - Pound
                                       --------------   --------------   -------------     --------------
Account Type                           Checking         Checking         Checking          Checking
                                       --------------   --------------   -------------     --------------
Account No.                            881-07A44        881-07A45        004514670220           40042375
                                       --------------   --------------   -------------     --------------
Account Purpose                        Depository       Depository       Depository        Depository
                                       --------------   --------------   -------------     --------------
Balance, End of Month                       $648,659         $262,312         $43,160            $33,390
                                       --------------   --------------   -------------     --------------
Total Funds on Hand for all Accounts      $5,296,108
                                       ==============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                       ACCOUNT 5             ACCOUNT 6           ACCOUNT 7                ACCOUNT 8
                                       ---------             ---------           ---------                ---------
Bank                                ABN Amro - CAD        ABN Amro - USD     Scotia Bank           Wells Fargo Concentration
                                    -----------------     ----------------   -------------------   ------------------------
Account Type                        Checking              Checking           Checking              Checking
                                    -----------------     ----------------   -------------------   ------------------------
Account No.                         460131877591          451046702241        800021021818                      4761063908
                                    -----------------     ----------------   -------------------   ------------------------
Account Purpose                     Depository            Depository         Depository            Operating
                                    -----------------     ----------------   -------------------   ------------------------
Balance, End of Month                        $18,482               $5,278               $37,740                 $2,336,018
                                    -----------------     ----------------   -------------------   ------------------------


                                       ACCOUNT 9            ACCOUNT 10           ACCOUNT 11              ACCOUNT 12
                                       ---------            ----------           ----------              ----------
Bank                                Wells Fargo Payroll   Wells Fargo AP     Wells Fargo Secured   Merrill Lynch Trust Fund
                                    -----------------     ----------------   -------------------   ------------------------
Account Type                        Checking              Checking           Checking              Checking
                                    -----------------     ----------------   -------------------   ------------------------
Account No.                         4761063924            4174685024
                                    -----------------     ----------------   -------------------   ------------------------
Account Purpose                     Payroll               Accounts Payable   Depository            Depository
                                    -----------------     ----------------   -------------------   ------------------------
Balance, End of Month                       ($65,951)           ($323,378)                   $0                 $2,300,000
                                    -----------------     ----------------   -------------------   ------------------------


                                       ACCOUNT 13
Bank                                Petty Cash
                                    -----------------
Account Type                        Cash
                                    -----------------
Account No.
                                    -----------------
Account Purpose                     Cash
                                    -----------------
Balance, End of Month                           $398
                                    -----------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                         For the Month Ended   05/31/02
                                              -----------

              CURRENT MONTH
-----------------------------------------
                                                                                             CUMULATIVE             NEXT MONTH
  ACTUAL        FORECAST       VARIANCE                                                     (CASE TO DATE)           FORECAST
----------      --------      -----------                                                   --------------          ----------
                                                 REVENUES:
                                       $0    1   Gross Sales                                          $0
----------      --------      -----------                                                    -----------             --------
                                       $0    2   less: Sales Returns & Allowances                     $0
----------      --------      -----------                                                    -----------             --------
$4,997,356            $0       $4,997,356    3   Net Sales                                   $24,557,272                   $0
----------      --------      -----------                                                    -----------             --------
$4,705,945                    ($4,705,945)   4   less: Cost of Goods Sold  (Schedule 'B')    $22,861,224
----------      --------      -----------                                                    -----------             --------
  $291,410            $0         $291,410    5   Gross Profit                                 $1,696,047                   $0
----------      --------      -----------                                                    -----------             --------
    $2,849                         $2,849    6   Interest                                        $23,269
----------      --------      -----------                                                    -----------             --------
                                       $0    7   Other Income:                                        $0
----------      --------      -----------                      ----------------------        -----------             --------
                                       $0    8                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                       $0    9                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                                                                                      $0
----------      --------                                                                     -----------             --------
  $294,259            $0         $294,259   10       TOTAL REVENUES                           $1,719,316                   $0
----------      --------      -----------                                                    -----------             --------

                                                 EXPENSES:
                                       $0   11   Compensation to Owner(s)/Officer(s)            $254,846
----------      --------      -----------                                                    -----------             --------
  $374,891                      ($374,891)  12   Salaries                                     $2,339,041
----------      --------      -----------                                                    -----------             --------
   $77,757                       ($77,757)  13   Commissions                                     $77,757
----------      --------      -----------                                                    -----------             --------
    $1,969                        ($1,969)  14   Contract Labor                                  $23,437
----------      --------      -----------                                                    -----------             --------
        $0                             $0   15   Rent/Lease:                                          $0
----------      --------      -----------                                                    -----------             --------
   $83,979                       ($83,979)  16       Real Property                              $459,627
----------      --------      -----------                                                    -----------             --------
   $60,408                       ($60,408)  17   Insurance                                      $268,505
----------      --------      -----------                                                    -----------             --------
        $0                             $0   18   Management Fees                                      $0
----------      --------      -----------                                                    -----------             --------
        $0                             $0   19   Depreciation                                   $542,192
----------      --------      -----------                                                    -----------             --------
   $25,953                       ($25,953)  20   Taxes:                                         $194,822
----------      --------      -----------                                                    -----------             --------
    $4,544                        ($4,544)  21       Real Property Taxes                         $18,176
----------      --------      -----------                                                    -----------             --------
        $0                             $0   22       Other Taxes                                    $566
----------      --------      -----------                                                    -----------             --------
   $82,168                       ($82,168)  23   Other Selling                                  $712,515
----------      --------      -----------                                                    -----------             --------
  $165,794                      ($165,794)  24   Other Administrative                           $992,518
----------      --------      -----------                                                    -----------             --------
        $0                             $0   25   Interest                                       $807,623
----------      --------      -----------                                                    -----------             --------
        $0                             $0   26   Other Expenses:                                ($33,150)
----------      --------      -----------                      ----------------------        -----------             --------
        $0                             $0   27                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                       $0   28                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                       $0   29                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                       $0   30                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                       $0   31                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                       $0   32                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                       $0   33                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------
                                       $0   34                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------

----------      --------      -----------                                                    -----------             --------
  $877,462            $0        ($877,462)  35       TOTAL EXPENSES                           $6,658,475                   $0
----------      --------      -----------                                                    -----------             --------

----------      --------      -----------                                                    -----------             --------
 ($583,203)           $0        ($583,203)  36 SUBTOTAL                                      ($4,939,159)                  $0
----------      --------      -----------                                                    -----------             --------

----------      --------      -----------                                                    -----------             --------
                                       $0   37 REORGANIZATION ITEMS:
----------      --------      -----------                                                    -----------             --------
                                       $0   38   Provisions for Rejected Executory Contracts          $0
----------      --------      -----------                                                    -----------             --------
                                       $0   39   Interest Earned on Accumulated Cash from
----------      --------      -----------        Resulting Chp 11 Case                                $0
                                                                                             -----------             --------
                                       $0   40   Gain or (Loss) from Sale of Equipment                $0
----------      --------      -----------                                                    -----------             --------
        $0                             $0   41   U.S. Trustee Quarterly Fees                     $10,000
----------      --------      -----------                                                    -----------             --------
                                       $0   42                                                        $0
----------      --------      -----------      --------------------------------------        -----------             --------

----------      --------      -----------                                                    -----------             --------
        $0            $0               $0   43        TOTAL REORGANIZATION ITEMS                 $10,000                   $0
----------      --------      -----------                                                    -----------             --------

----------      --------      -----------                                                    -----------             --------
 ($583,203)           $0        ($583,203)  44  NET PROFIT (LOSS) BEFORE FEDERAL &
----------      --------      -----------       STATE TAXES                                  ($4,949,159)                  $0
                                                                                             -----------             --------
                                       $0   45  Federal & State Income Taxes
----------      --------      -----------                                                    -----------             --------

----------      --------      -----------                                                    -----------             --------
 ($583,203)           $0        ($583,203)  46 NET PROFIT (LOSS)                             ($4,949,159)                  $0
==========      ========      ===========                                                    ===========             ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED   05/31/02
                                            -----------

                                                                              ACTUAL           CUMULATIVE
                                                                           CURRENT MONTH      (CASE TO DATE)
                                                                           -------------      --------------
   CASH RECEIPTS
 1       Rent/Leases Collected                                                 $194,403           $777,612
                                                                             ----------        -----------
 2       Cash Received from Sales                                            $1,114,096         $9,421,336
                                                                             ----------        -----------
 3       Interest Received                                                       $2,712            $22,630
                                                                             ----------        -----------
 4       Borrowings                                                                  $0                 $0
                                                                             ----------        -----------
 5       Funds from Shareholders, Partners, or Other Insiders                        $0                 $0
                                                                             ----------        -----------
 6       Capital Contributions                                                       $0                 $0
                                                                             ----------        -----------
 7       Non AR Receipts                                                        $19,093            $75,094
         ------------------------------------------------------              ----------        -----------
 8       Cash Collected on Behalf of Digital River                             ($28,108)          $447,496
         ------------------------------------------------------              ----------        -----------
 9                                                                                                      $0
         ------------------------------------------------------              ----------        -----------
10                                                                                                      $0
         ------------------------------------------------------              ----------        -----------
11                                                                                                      $0
         ------------------------------------------------------              ----------        -----------

                                                                             ----------        -----------
12       TOTAL CASH RECEIPTS                                                 $1,302,195        $10,744,167
                                                                             ----------        -----------

   CASH DISBURSEMENTS
13       Payments for Inventory                                                $679,784         $4,685,087
                                                                             ----------        -----------
14       Selling                                                                     $0            $96,299
                                                                             ----------        -----------
15       Administrative                                                        $163,226           $805,148
                                                                             ----------        -----------
16       Capital Expenditures                                                        $0                 $0
                                                                             ----------        -----------
17       Principal Payments on Debt                                                  $0                 $0
                                                                             ----------        -----------
18       Interest Paid                                                               $0                 $0
                                                                             ----------        -----------
         Rent/Lease:                                                                                    $0
                                                                                               -----------
19           Personal Property                                                                          $0
                                                                             ----------        -----------
20           Real Property                                                      $20,363           $913,976
                                                                             ----------        -----------
         Amount Paid to Owner(s)/Officer(s)                                                             $0
                                                                                               -----------
21           Salaries                                                           $48,498           $245,216
                                                                             ----------        -----------
22           Draws                                                                   $0                 $0
                                                                             ----------        -----------
23           Commissions/Royalties                                                   $0                 $0
                                                                             ----------        -----------
24           Expense Reimbursements                                             $10,489            $50,108
                                                                             ----------        -----------
25           Other                                                                                      $0
                                                                             ----------        -----------
26       Salaries/Commissions (less employee withholding)                      $238,431         $1,415,135
                                                                             ----------        -----------
27       Management Fees                                                                                $0
                                                                             ----------        -----------
         Taxes:                                                                                         $0
                                                                                               -----------
28           Employee Withholding                                              $147,236           $867,711
                                                                             ----------        -----------
29           Employer Payroll Taxes                                             $25,953           $194,819
                                                                             ----------        -----------
30           Real Property Taxes                                                                        $0
                                                                             ----------        -----------
31           Other Taxes                                                         $1,734            $17,511
                                                                             ----------        -----------
32       Other Cash Outflows:                                                                           $0
                                                                             ----------        -----------
33           Deposits/(Deposit Refunds)                                              $0           $561,284
             --------------------------------------------------              ----------        -----------
34           Prepetition payments                                                    $0            $59,428
             --------------------------------------------------              ----------        -----------
35           401k                                                               $20,977           $177,244
             --------------------------------------------------              ----------        -----------
36           Employee benefits                                                  $63,163           $216,210
             --------------------------------------------------              ----------        -----------
37           Payments made to Digital River                                          $0           $322,974
             --------------------------------------------------              ----------        -----------

                                                                             ----------        -----------
38       TOTAL CASH DISBURSEMENTS:                                           $1,419,853        $10,628,149
                                                                             ----------        -----------

                                                                             ----------        -----------
39 NET INCREASE (DECREASE) IN CASH                                            ($117,658)          $116,018
                                                                             ----------        -----------

                                                                             ----------        -----------
40 CASH BALANCE, BEGINNING OF PERIOD                                         $5,413,766         $5,180,090
                                                                             ----------        -----------

                                                                             ----------        -----------
41 CASH BALANCE, END OF PERIOD                                               $5,296,108         $5,296,108
                                                                             ==========        ===========